UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 20, 2012

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,

California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                           OTHER EVENTS

On June 20, 2012, the Company issued a press release announcing that it has repurchased the warrant (the “Warrant”) to purchase 949,460 shares of common stock of the Company that was issued to the United States Department of the Treasury (the “Treasury”) as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program. The Warrant was repurchased at a mutually agreed upon price of $760,000.  Settlement of the repurchase of the Warrant occurred on June 20, 2012.  Following the settlement of the TARP Warrant on June 20, 2012, the Treasury has no remaining equity stake in Wilshire Bancorp.

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit 99.1                      Press release dated June 20, 2012, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: June 21, 2012	By	/s/ Alex Ko
Alex Ko, Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 20, 2012, issued by Wilshire Bancorp, Inc.